Exhibit 10.1

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to First Amended and Restated Credit Agreement (the “Agreement”) is made this 30th day of November, 2012 to be effective as of November 1, 2012 (the “Effective Date”), by and among Inland Diversified Real Estate Trust, Inc. (the “Borrower”), KeyBank National Association, individually and as “Administrative Agent,” and the other “Lenders” shown on the signature pages hereof.

R E C I T A L S

A.            Borrower, Administrative Agent and the undersigned, as Lenders, have entered into that certain First Amended and Restated Credit Agreement dated as of November 1, 2012 (as amended, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B.            The Borrower, the Administrative Agent and the Lenders now desire to amend the Credit Agreement in order to modify one of the defined terms in the Credit Agreement as described herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.             The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.             The definition of “LIBOR Base Rate” in Article I of the Credit Agreement is hereby amended as of the Effective Date by deleting the words, “and provided further that, in no event shall the LIBOR Base Rate be less than one percent (1.00%) per annum”, from the end of such definition.

3.             The Borrower hereby represents and warrants that, as of the date of execution of this Amendment, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and the Borrower has no offsets or claims against any of the Lenders.

4.             As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

5.             This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment to be effective as of the Effective Date shown above.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation

By:	/s/ Barry L. Lazarus
Print Name: Barry L. Lazarus
Title: President/COO

2901 Butterfield Road
Oak Brook, Illinois
Phone: 630-218-8000 x4929
Facsimile: 630-218-4957
Attention: Barry L. Lazarus
Email: blazarus@inlandgroup.com

2

COMMITMENT:	KEYBANK NATIONAL ASSOCIATION,
$35,000,000	Individually and as Administrative Agent

	By:	/s/ Nathan L. Weyer
Nathan L. Weyer
Vice President

1200 Abernathy Rd NE, Suite 1550
Atlanta, GA 30328
Attention: Nathan Weyer
Phone: 770-510-2130
Facsimile: 770-510-2195
Email: Nathan_Weyer@KeyBank.com

With a copy to:

KeyBank National Association
1200 Abernathy Rd Suite 1550
Atlanta, GA 30328
Phone: 770-510-2125
Facsimile: 770-510-2197
Attention: Oved Amram

COMMITMENT:	RBS CITIZENS, N.A. d/b/a as Charter One,
$35,000,000	individually and as Syndication Agent

	By:	/s/ Sam Bluso
Name: Sam Bluso
Title: Senior Vice President

RBS Citizens, N.A. d/b/a Charter One
Commercial Real Estate Client Services
1215 Superior Avenue OHS-675
Cleveland, Ohio 44114
Phone: 216-277-0166
Facsimile: 216-277-4600
Attention: Shelly Lyles, Assistant Vice President
Email: mlyles@charteronebank.com

COMMITMENT:	PNC BANK, NATIONAL ASSOCIATION,
$35,000,000	individually and as Documentation Agent

	By:	/s/ Joel G. Dalson
Name: Joel G. Dalson
Title: Vice President

PNC Real Estate
One North Franklin Street, Suite 2150
C-L01-21
Chicago, IL 60606
Phone: (312) 338-2226
Facsimile: (312) 384-4623
Attention: Joel G. Dalson
Email: joel.dalson@pnc.com